Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the quarterly report of VPR Brands, LP (the “Company”) on Form 10-Q for the quarterly period ending September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Frija, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 14, 2018	By:	/s/ Kevin Frija
Kevin Frija
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

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